UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2020

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 W Liberty Blvd #100

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2020, the Board of Directors (the “Board”) of Galera Therapeutics, Inc. (the “Company”) increased the size of the Board from six to seven directors, and elected Linda West as a Class I director of the Company, effective immediately. Jason Fuller, a Class I director of the Company, will not stand for re-election at the Company’s 2020 annual meeting of stockholders.

The Board has appointed Ms. West as a member of the Compensation Committee of the Board (the “Compensation Committee”), and to serve as Chairperson of the Compensation Committee, and as a member of each of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) and the Audit Committee of the Board (the “Audit Committee”).

Ms. West is eligible to participate in the Company’s standard compensation program for non-employee directors, which provides for (a) an annual retainer of $35,000 for her service on the Board, (b) additional annual cash retainers of $10,000 for her service as Chairperson of the Compensation Committee, $4,000 for her service as a member of the Nominating Committee, and $7,500 for her service as a member of the Audit Committee, and (c) an initial award of an option to purchase 19,776 shares of the Company’s common stock (the “Initial Award”).  The Initial Award has an exercise price equal to $9.50 per share, the fair market value of a share of the Company’s common stock on the date of grant, and will vest and become exercisable in substantially equal monthly installments over three years following the grant date, subject to Ms. West’s continued service on the Board through each such vesting date. Ms. West has also entered into the Company’s standard indemnification agreement for directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: April 2, 2020	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer